SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                           ACT TELECONFERENCING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:




                           ACT TELECONFERENCING, INC.
                         1658 Cole Boulevard, Suite 130
                             Golden, Colorado 80401
                          303-233-3500 or 800-228-2554


                  PROXY STATEMENT AND NOTICE OF ANNUAL MEETING
                   First Sent to Shareholders on May 16, 1997



                               GENERAL INFORMATION

TIME AND PLACE OF MEETING

         This Proxy Statement and Notice of Meeting is furnished in connection with the solicitation of proxies by the Board of Directors of ACT Teleconferencing, Inc. (the "Company"), to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held at 3:30 PM Mountain Time on Wednesday, June 18, 1997, at the Denver West Marriot Hotel, 1717 Denver West Parkway, Golden, Colorado 80401, for the purposes set forth below. The principal executive offices of ACT Teleconferencing, Inc. are located at 1658 Cole Boulevard, Suite 130, Golden, Colorado 80401.

ABOUT THIS PROXY

         This proxy is solicited by the Company. The cost of this solicitation and of conducting the meeting will be borne by the Company. The person giving this proxy has the power to revoke it by attending the meeting and voting his or her shares at that time.

PROPOSALS FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

         The Company expects to hold its 1998 annual meeting of shareholders on or about June 26, 1998. All proposals of shareholders intended to be presented at the 1998 annual meeting, for inclusion in the Company's proxy statement relating to that meeting, must be received by the Company no later than February 26, 1998.


                         ACTION TO BE TAKEN UNDER PROXY

         SHARES WILL BE VOTED AS INSTRUCTED IN THE ACCOMPANYING PROXY ON EACH MATTER SUBMITTED TO THE VOTE OF SHAREHOLDERS. IF ANY DULY-EXECUTED PROXY IS RETURNED WITHOUT VOTING INSTRUCTIONS, THE PERSONS NAMED AS PROXIES THEREON INTEND TO VOTE ALL SHARES REPRESENTED BY SUCH PROXY AS FOLLOWS:

1.  ELECTION OF DIRECTORS

         The Articles of Incorporation, as amended, set the maximum number of directors at nine with the exact number within limitation of nine to be determined from time to time by the Board. Each class is elected for a term expiring at the annual meeting of shareholders in the third year after the election. The Board has established the size of the Board at six members (i.e., three classes of two members each). Currently there are five members and one vacancy.

         Gerald D. Van Eeckhout and Ronald J. Bach were elected as Class I directors in 1995 to serve a 3 year term expiring 1998. James F. Seifert was elected as a Class II director for a 2 year terming expiring 1997. In 1996, Carolyn R. Van Eeckhout and Donald L. Sturtevant were elected as Class III directors to serve a 3 year period expiring 1999.

         James F. Seifert has been nominated for election as a Class II director to serve a 3 year term expiring in the year 2000. There is no nominee for the vacancy in the other Class II directorship. Management has no reason to believe that any nominee will not serve if elected, discretionary authority is however reserved to vote for a substitute, should any nominee be unable or unwilling to serve.

         The Board of Directors recommends a vote FOR James F. Seifert to serve as a Class II director.

2.  APPROVAL OF STOCK OPTION PLAN OF 1996

         In 1991, the Company adopted its Stock Option Plan of 1991 (the "1991 Plan"), which authorized the grant of options on 400,000 shares of the Company's common stock. All options in the 1991 Plan have been granted. In order to continue to provide the incentives to officers, key employees, and consultants provided by stock options, the Board recommended the adoption of the Stock Option Plan of 1996 (the "1996 Plan") subject to approval by the shareholders at the annual meeting and made grants of options to purchase 150,000 shares conditional on such approval. See Executive Compensation--Stock Options. The 1996 Plan, if so approved, will authorize the grant of 400,000 options.

Summary of the Provisions of the Stock Option Plan of 1996

         In August 1996, the Board of Directors, subject to obtaining stockholder approval, approved the 1996 Plan. The following discussion describes the features of the 1996 Plan.

Purpose

         The purpose of the 1996 Plan is to enhance stockholder investment by attracting, retaining, and motivating directors, officers, key employees, and consultants of ACT Teleconferencing, Inc. (the "Company"), and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in the Company.

Administration

         The 1996 Plan is administered by a committee (the "Committee") of two or more directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. The Personnel and Compensation Committee of the Board of Directors currently serves as the Committee that administers the 1996 Plan, all of whose members are "disinterested directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"). Subject to the provisions of the 1996 Plan, the Committee has the exclusive power to make awards under the 1996 Plan, to determine when and to whom awards will be granted, and the form, amount and other terms and conditions of each award. The Committee has the authority to interpret the 1996 Plan and any award or agreement made under the 1996 Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the 1996 Plan, to determine the terms and provisions of any agreements entered into under the 1996 Plan (not inconsistent with the 1996 Plan), and to make all other determinations necessary or advisable for the administration of the 1996 Plan. The Committee may delegate all or part of its responsibilities under the 1996 Plan to persons who are not "disinterested persons" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

         Notwithstanding the foregoing, the granting, terms, conditions and eligibility requirements of awards granted to outside directors (as defined in the 1996 Plan) are governed solely by the provisions of the 1996 Plan pertaining thereto, and the Committee has no discretion with respect to the granting of such awards or to alter or amend any terms, conditions or eligibility requirements of such awards to outside directors.

Number of Shares and Eligibility

         All employees of the Company and its affiliates are eligible to receive awards under the 1996 Plan at the discretion of the Committee. Outside directors will receive grants of non-statutory options as set forth under "Types of Awards--Outside Director Options" below. Awards other than incentive stock options also may be awarded by the Committee to individuals who are not employees or outside directors but who provide services to the Company or its affiliates in the capacity of an independent contractor. The Company currently has approximately 100 employees eligible to receive awards under the 1996 Plan.

         The 1996 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendments by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of ACT Common Stock subject to an award under the 1996 Plan which are not used because the terms and conditions of the award are not met may again be used for an award under the 1996 Plan. However, shares of ACT Common Stock with respect to which a stock appreciation right has been exercised (in cash and/or in stock) may not again be awarded under the 1996 Plan.

Types of Awards

         The types of awards that may be granted under the 1996 Plan include incentive and non-statutory stock options, stock appreciation rights, restricted stock, performance units and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance units). Subject to certain restrictions applicable to outside director options and incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee.

         In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 1996 Plan are as follows:

         INCENTIVE AND NON-STATUTORY STOCK OPTIONS. Options may be granted to recipients at such exercise prices as the Committee may determine. Stock options may be granted and exercised at such times as the Committee may determine, except that (1) no incentive stock option may be granted at less than fair market value, (2) no incentive stock options may be granted more than ten years after the effective date of the 1996 Plan, (3) an incentive stock option shall not be exercisable more than ten years after the date of grant, (4) the aggregate fair market value of the shares of Company common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 1996 Plan or any other plan of the Company, and (5) no non-statutory stock option may be granted at less than 85 percent of fair market value. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than ten percent of the combined voting power of all classes of stock of the Company.

         The purchase price payable upon exercise of options may be payable in cash, or through a reduction of the number of shares of Common stock of the Company delivered to the participant upon exercise of the option or by delivering stock already owned by the participant (where the fair market value of the shares of Common stock of the Company withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the applicable award agreement. To the extent permitted by law, the participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

         STOCK APPRECIATION RIGHTS. The Committee may, under such terms and conditions as it deems appropriate, and in its sole discretion, authorize the surrender by an employee of the Company, of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference obtained by subtracting the exercise price of the Shares then subject to exercise under such option from the fair market value of the stock represented by such Shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan and provided, further, that no such right shall be exercisable during the six (6) month period following the grant thereof.

         Payment may be made in Shares valued at their fair market value on the date of surrender of such option or in cash, or partly in Shares and partly in cash. Acceptance of such surrender and the manner of payment shall be in the discretion of the Committee.

Transferability

         During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative) may exercise an option or stock appreciation right or receive payment with respect to performance units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered (other than pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder), and any attempt to do so will not be effective, except by will or the laws of descent and distribution.

Acceleration of Vesting

         In the event of the disability or death of an optionee, any option or portion thereof held by such individual or his or her legal representative that was not previously exercisable becomes immediately exercisable in full if the disabled or deceased individual was continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability or death.

Duration, Adjustments, Modifications, Termination

         The 1996 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 1996 Plan is terminated as described below.

         In the event of a fundamental change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee has the discretion to adjust the number and type of shares of Common stock of the Company available for awards or the number and type of shares of Common stock of the Company and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance units and payments with regard thereto. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a change in control.

         The 1996 Plan also gives the Board the right to terminate, suspend or modify the 1996 Plan, except that amendments to the 1996 Plan are subject to stockholder approval if needed to comply with Exchange Act Rule 16b-3 or applicable provisions of the Code.

         Under the 1996 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments or substitute options or rights to the recipients upon the occurrence of a fundamental change.

Summary of Federal Income Tax Consequences

         The Company has been advised by its counsel that awards made under the 1996 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

         INCENTIVE STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 1996 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares of Common stock of the Company acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares of Common stock of the Company after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares of Common stock of the Company by a recipient after the expiration of the statutory holding periods.

         Except in the event of death, if shares of Common stock of the Company acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares of Common stock of the Company on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares of Common stock of the Company that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares of Common stock of the Company have not been met, the recipient will be treated as having made a disqualifying disposition of such shares of Common stock of the Company, and the tax consequences of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

         NON-STATUTORY STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a non-statutory stock option is granted under the 1996 Plan. At the time of exercise of a non-statutory stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares of Common stock of the Company, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

         STOCK APPRECIATION RIGHTS. Generally (1) the recipient will not realize income upon the grant of a stock appreciation right, (2) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year that cash, shares of Common stock of the Company or a combination of cash and shares of Common stock of the Company are delivered to the recipient upon exercise of a stock appreciation right and (3) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common stock of the Company received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares of Common stock of the Company received by the recipient upon exercise of a stock appreciation right are the same as described below with respect to a disposition of unrestricted shares of Common stock of the Company.

         WITHHOLDING. The 1996 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares of Common stock of the Company to be delivered to such participant or by delivery of shares of Common stock of the Company already owned by the participant. Unless otherwise permitted by the Committee, the use of stock to satisfy withholding obligations is subject to certain restrictions if the participant is subject to the reporting requirements of Section 16 of the Exchange Act.

Board of Directors' Recommendation

         By unanimous consent as of August 16, 1996, subject to stockholder approval, the Board of Directors adopted the 1996 Plan subject to approval by the stockholders at the 1997 Annual Meeting.

         The Board of Directors is submitting the entire 1996 Plan for approval by the stockholders. Such submission is necessary for the Company to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Generally, Section 162(m) prohibits a publicly traded corporation from deducting compensation in excess of $1 million per taxable year paid to any person who, on the last day of the taxable year, is the chief executive officer or one of the four most highly compensated executive officers other than the chief executive officer. Under Section 162(m), compensation that qualifies as "performance-based compensation" is not counted for purposes of the $1 million limit. In addition to other requirements, Section 162(m) requires that a compensation plan be submitted to the stockholders of a company for approval to be considered as "performance-based compensation." Currently, the Company does not pay compensation to any applicable person such that the compensation would be affected by the requirements of Section 162(m). The Board of Directors, however, believes it to be in the best interests of the long-term growth and performance of the Company to maintain flexibility with respect to compensation, and, therefore, to comply with Section 162(m).

         The Board of Directors recommends a vote FOR approval of the 1996 Plan discussed in this Proxy Statement.

MATTERS NOT REQUIRED TO BE SUBMITTED

         The Board may consider other appropriate matters that come to the attention of the Board between the time of preparation of this proxy statement and the date of the Annual Meeting. The Board does not anticipate that any such matters will arise.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Board of Directors has fixed the close of business on April 30, 1997 as the record date for the determination of shareholders entitled to notice of and entitled to vote at the Annual Meeting. As of that date there were 2,939,930 shares of common stock issued and outstanding (the "Shares"). Each Share is entitled to one vote at the Annual Meeting.

         The following table sets forth, as of April 30, 1997, information with respect to the beneficial ownership of the Common Stock of the Company by (i) each person who, to the knowledge of the Company, owned more than five percent of such stock, (ii) each director or nominee for director, (iii) each executive officer, and (iv) all directors and executive officers as a group. Unless otherwise noted, shares are subject to the sole voting and investment power of the indicated person.

                                                          AMOUNT AND
                   NAME AND ADDRESS OF                    NATURE OF
                    BENEFICIAL OWNER                      BENEFICIAL       PERCENT OF
                   -------------------                   OWNERSHIP(1)   OUTSTANDING SHARES
                                                         ------------   ------------------
Gerald D. and Carolyn R. Van Eeckhout(2)(3)(4)(12)...       616,583          20.97%
Charles T. Stout(2)(5)...............................        38,055           1.29%
James F. and Nancy Seifert(6)........................       215,200           7.31%
Ronald J. Bach(2)(7)(12).............................        66,500           2.24%
Susan Y. Ambrose(2)(8)...............................        27,500           0.93%
John W. Hill(2)(9)...................................       101,250           3.39%
Edward G. Monty(10)..................................       154,200           5.25%
Donald L. Sturtevant(11).............................         4,000           0.14%
Gene Warren(2)                                                   --           0.00%
David Holden(2)                                                  --           0.00%
Gavin J. Thomson(2)                                              --           0.00%
All directors and executive officers as a
group(4)(5)(6)(7)(8)(9)(12)..........................     1,069,088          34.96%

------------

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes general voting power and/or investment power with respect to securities. Shares of Common Stock subject to option or warrants that are currently exercisable or exercisable within 60 days from April 30, 1997, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2) Unless otherwise noted the address of each director and executive officer of the Company is 1658 Cole Boulevard, Suite 162, Golden, Colorado 80401.

(3) Gerald D. Van Eeckhout and Carolyn R. Van Eeckhout are husband and wife.

(4) Includes 51,000 shares held directly by Gerald D. Van Eeckhout and 565,583 shares held directly by Carolyn R. Van Eeckhout.

(5) Includes 7,500 shares issuable upon exercise of currently exercisable options.

(6) Includes 125,000 shares held of record by the Nancy L. Seifert Management Trust and 75,000 shares held of record by the James L. Seifert Management Trust, for which trusts Mr. Seifert and Mrs. Seifert are the co-trustees. Also includes 10,950 shares owned directly by Mr. Seifert and 3,000 shares issuable upon exercise of currently exercisable options held by Mr. Seifert. Mr. and Mrs. Seifert are husband and wife. Their address is 300 Law Building, Cedar Rapids, Iowa 52401.

(7) Includes 33,000 shares issuable upon exercise of currently exercisable stock options.

(8) Includes 27,500 shares issuable upon exercise of currently exercisable stock options.

(9) Includes 45,000 shares issuable upon exercise of currently exercisable stock options.

(10)     Mr. Monty's address is 3405 134th St. West, Burnsville, Minnesota
         55337.

(11) Includes 2,000 shares issuable upon exercise of currently exercisable warrants. Mr. Sturtevant's address is 3693 E. Oak Creek Dr., Vadnais Heights, Minnesota 55127.

(12) Excludes 44,300 shares owned by RLD Enterprises, Inc. ("RLD") which serve as collateral on a loan to RLD from an investment group headed by Mr. Bach. Mr. Van Eeckhout and Mr. Bach each own less than 10 percent of the outstanding common stock of RLD and Mr. Van Eeckhout is one of RLD's four directors. Messrs. Bach and Van Eeckhout disclaim any control over or beneficial interest in said 44,300 shares.



DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

NAME                       AGE  POSITION
----                       ---  --------
Gerald D. Van Eeckhout     56   Chairman of the Board of Directors, Chief
                                Executive Officer

Carolyn R. Van Eeckhout    58   Director; Vice President, ACT Teleconferencing
                                Services, Inc.

James F. Seifert           68   Director

Ronald J. Bach             63   Director

Donald L. Sturtevant       59   Director

Gavin J. Thomson           39   Vice President, ACT Teleconferencing, Inc.,
                                Chief Financial Officer, Treasurer, Secretary

Charles T. Stout           49   Assistant Secretary, Assistant Treasurer

Susan Y. Ambrose           39   Vice President, ACT Teleconferencing
                                Services, Inc.

Gene Warren                44   Managing Director, ACT Teleconferencing
                                Services, Inc.

John W. Hill               70   Managing Director, ACT VideoConferencing, Inc.

David Holden               35   Managing Director, ACT Teleconferencing Limited


         GERALD D. VAN EECKHOUT, a founder of the Company, has been Chairman of its Board of Directors and Chief Executive Officer since the Company's formation in 1989. From 1982 to 1989, Mr. Van Eeckhout was President, Chief Executive Officer, and a Director of ConferTech International, Inc., a teleconferencing services and manufacturing company. He received a Bachelor of Science degree from the University of North Dakota in 1962, and completed the Stanford Executive Program in 1976. He is a director and Chairman of the Board of Rocky Mountain Internet, a Nasdaq-listed company. He has also been a national director of the American Electronic Association and President of the University of North Dakota Foundation.

         CAROLYN R. VAN EECKHOUT, a founder of the Company, serves as Vice President of ACT Teleconferencing Services, Inc. (a wholly owned subsidiary), and as a Director of the Company. She has been employed by the Company since its inception. From 1985 to 1989, she was a self-employed consultant to various health professionals and the Denver Public School District. She received her Bachelor's degree in Education from Pennsylvania State University.

         JAMES F. SEIFERT, a Director of the Company, has been Chairman and CEO of James F. Seifert & Sons L.L.C. since 1993. Mr. Seifert was previously Chairman and CEO of Grafton Group, Inc., doing business as Seifert's, a women's apparel chain that operated up to 234 stores. James F. Seifert & Sons L.L.C. has acquired approximately 40 of those stores. Mr. Seifert received his Bachelor of Science degree in Commerce from the University of North Dakota in 1950. He is a former President of the University of North Dakota Foundation.

         RONALD J. BACH, a Director of the Company, is a certified public accountant who was employed continuously by the firm of Deloitte and Touche from 1955 until his retirement in 1991 at which time he was partner in charge of its Bloomington, Minnesota office. He holds a degree in accounting from the University of Minnesota, and serves as a director of a number of privately held companies in which he has an ownership interest.

         DONALD L. STURTEVANT was elected as a Director of the Company during 1996. Since 1991 he has served as President and CEO of Medivators, Inc., a medical products corporation located in Eagan, Minnesota. Previously, he held the positions of CEO and Chairman of the Board of BallistiVet, Inc., from 1988 through 1990. From 1985 through 1987 Mr. Sturtevant was vice president of Alpha Business Group, Inc., a medical venture management group which he co-founded. From 1972 to 1985 Mr. Sturtevant held various positions at Medtronic, Inc., including Vice President and General Manager of the Instrument Division. Mr. Sturtevant received a Bachelor of Science degree in Business Administration from the University of Minnesota in 1966 and is a 1975 graduate of Northwestern University's International Management Program in Bergenstock, Switzerland.

         GAVIN J. THOMSON, Vice President, ACT Teleconferencing, Inc., Chief Financial Officer, Secretary, and Treasurer joined the Company in February 1997. Previously, Mr. Thomson served as Managing Director of TEK Corporation, a consumer electronics company based in Johannesburg, South Africa. Prior to holding that position he was the Chief Financial Officer of TEK Corporation for a period of four years. He is a Chartered Accountant (South Africa) and received his bachelor's and post-graduate degrees in accounting from Natal University, South Africa; earned his master's degree in Business Administration from the University of Denver; and completed the Stanford Business School Advanced Management Course in 1991.

         CHARLES T. STOUT held the position of the Company's Treasurer from 1991 until 1997 at which time he was appointed Assistant Secretary and Assistant Treasurer. From 1985 to 1990, Mr. Stout was Vice President of Finance for ConferTech International, Inc., an audio teleconferencing service and manufacturing company. From 1991 to 1992, Mr. Stout held an accounting projects management position with Capital Associates International, Inc., and from 1992 to 1995, Mr. Stout was engaged as an accountant by contractors of temporary accounting services to Resolution Trust Corporation. Prior to 1996, Treasurer was a part-time position; since 1996, Mr. Stout has served as Treasurer on a full-time basis. He holds a bachelor's degree and a master's degree in accounting and management science from the University of Colorado.

         SUSAN Y. AMBROSE, Vice President of ACT Teleconferencing Services, Inc., joined the Company in August 1992 and is currently responsible for managing the strategic business development of the company. Ms. Ambrose was primarily responsible for establishing and managing the Company's operations in the Netherlands. From 1989 to 1992, she served as General Manager of Conference Pros International, a Houston, Texas, based audio teleconferencing service.

         GENE WARREN, Managing Director ACT Teleconferencing Services, Inc. joined the Company in August 1996. Mr. Warren came to the Company with over 20 years of executive experience in telecommunications. He has served as Senior Vice President in charge of Business Development, Operations and Technology at ITC Multimedia Conferencing; Director of Technical Services for ConferTech International; and Senior Director of Technical Support for MCI. Mr. Warren received a Bachelor of Science degree in Physics and Mathematics from Atlanta University in 1975. He also holds a Master's degree in Business Administration from Regis College.

         JOHN W. HILL has been with the Company on a full-time basis since April 1995. From 1990 to the present, he has also served as President of ACT Research, Inc., a part-time position. He has provided consulting services to the Company and its subsidiaries personally and through Janus Technology Group since 1985. From 1989 to 1993 he managed US West's data laboratory in Minneapolis, Minnesota and implemented US West's video teleconferencing applications. He received a Bachelor of Science degree in Electrical Engineering and Telecommunications from the University of Edinburgh, Scotland.

         DAVID L. HOLDEN has been the Managing Director of ACT Teleconferencing, Ltd., since 1992. Immediately prior to joining the Company he was employed for seven years with British Telecom as manager of its audio teleconferencing service business in London. Mr. Holden received a Bachelor of Science degree in Business Administration from the University of Wales.

         Gerald D. Van Eeckhout and Carolyn R. Van Eeckhout are husband and wife.

         Management of the Company is under the direction of the Board of Directors. Directors are elected in classes of two members each for three-year terms for a total of six directors. The Board of Directors is presently composed of five individuals and has one vacancy. The Board of Directors held 9 meetings during 1996.

         The Company's Board of Directors has a standing Audit Committee and a standing Personnel and Compensation Committee, which also serves as a nominating committee. The Audit Committee is responsible for the selection and evaluation of performance of the Company's outside accountants. The Personnel and Compensation Committee has the following responsibilities: (1) review executive performance and compensation; (2) manage stock option grants; and (3) nominate board members.

         The Audit Committee is composed of Ronald Bach as chair, with James Seifert and Donald Sturtevant as members. The Personnel and Compensation Committee is composed of James Seifert as chair, with Ronald Bach and Donald Sturtevant as members. Each of these committees held one meeting during 1996.

         The Personnel and Compensation Committee will consider nominees to the Board of Directors recommended by the Company's shareholders (the
"Shareholders"). A shareholder desiring to submit such a recommendation should send it in a letter addressed to James Seifert at the Company's address.

         Meetings are held periodically, but no less frequently than quarterly, and are usually conducted by audio teleconference.

         The Company's executive officers are elected by, and serve at the pleasure of the Company's Board of Directors.

         Save for Mr. Warren, who is subject to a non-competition agreement which expires on July 18, 1997, none of the officers or directors are subject to any non-competition agreements, nondisclosure agreements, or other restrictions on their employment with the Company as the result of their prior employment or other relationship with prior employers, including the Company's competitors in the services segment or the equipment segment of the teleconferencing industry.


                              CERTAIN TRANSACTIONS

ISSUANCE OF SHARES

         During the past two years, the Company has issued certain securities to officers and/or directors of the Company and its subsidiaries. The following table indicates, for each such person, the number of shares acquired, the period during which the shares were acquired, and the consideration paid for such shares.

                                       Dates         Number of      Price
                                      Acquired        Shares      Per Share
                                      --------        ------      ---------
James                         December 1995           10,950       $2.00(1)

(1)Exercise price of warrants purchased in 1993.

OPTIONS AND WARRANTS

         Certain officers, directors, and subsidiary officers and shareholders have been granted options and warrants to purchase shares of Common Stock. See Executive Compensation -- Stock Options.

GUARANTEES

         Certain financing leases of the Company are personally guaranteed by Gerald D. Van Eeckhout and Carolyn R. Van Eeckhout.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company for services rendered for the fiscal years ended December 31, 1994, December 31, 1995, and December 31, 1996, to Gerald D. Van Eeckhout, Chairman of the Board and Chief Executive Officer. No other executive officer was paid cash compensation in excess of $100,000 during any of these three years.

                                                  ANNUAL COMPENSATION       LONG-TERM
                                        FISCAL    -------------------      COMPENSATION        ALL OTHER
     NAME AND PRINCIPAL POSITION         YEAR      SALARY       BONUS        OPTIONS         COMPENSATION(1)
     ---------------------------         ----      ------       -----        -------         -------------
Gerald D. Van Eeckhout, Chairman         1996      $77,800     $33,997       150,000(2)         $13,971
 of the Board and CEO                    1995      $74,827      none           none             $13,971
                                         1994      $73,028      none           none             $13,971

-------------
(1) Including an annual disability insurance policy premium of $1,971 per year and a split-dollar life insurance policy premium of $12,000 per year.

(2) Granted on November 1, 1996 at an exercise price of $3.025 per share. Includes options to purchase 50,000 shares of common stock granted under the 1991 Plan and options to purchase 100,000 shares of common stock granted under the 1996 Plan. Options granted under the 1996 Plan are subject to Shareholder approval of the 1996 Plan.

DIRECTORS' FEES

         The Company has adopted a compensation plan for directors which will provide for payment of directors' fees in the form of stock options or stock grants. In 1994 and 1995, the Company made grants of options totaling 5,000 shares each to its two non-employee directors at $2.00 per share, vesting over four years from date of grant, expiring ten years from date of grant.

KEY EMPLOYEE INSURANCE

         The Company maintains a key-employee life insurance policy on the life of Mr. Van Eeckhout, in the amount of $500,000, which is payable to the Company. The intended purpose of this policy is to assist the Company in replacing Mr. Van Eeckhout and in making other adjustments in operations in the event of his death. The Company's United Kingdom subsidiary holds a life insurance policy on the life of Mr. Holden in the amount of (pound)840,000, the proceeds of which are payable to the subsidiary for the purpose of liquidating Mr. Holden's estate's ownership of the subsidiary's shares in the event of his death. The Company has the option to repurchase Mr. Holden's shares upon his death or disability.

EMPLOYMENT AGREEMENTS

         Although officers receive salaries agreed upon by the officer and the Board and are eligible for performance incentives determined from time to time by the Board, the Company has no formal employment agreements with any of its officers. Its United Kingdom subsidiary has a service agreement with its Managing Director, Mr. Holden, which may be terminated by the employer or employee on six months' notice. Pursuant to said agreement, Mr. Holden receives a base salary, currently (pound)46,000 per year, and a performance-related bonus as determined by the subsidiary's board from time to time. Mr. Holden received a bonus of (pound)11,612 in 1996.

STOCK OPTIONS

During 1996 and 1997 the following stock options were granted to Directors and
Officers:

                                     Number            Price
                                    -------            -----
Gerald D. Van Eeckhout              150,000            3.025
Gene Warren                          50,000             2.75
Gavin J. Thomson                     50,000             3.00

         During 1996, the total increase in stock options granted (net forfeiture) amounted to 259,400. Thereby increasing the total number of stock options granted and outstanding at the end of the year to 454,300. The 50,000 options granted to Mr. Thomson, and 100,000 of the 150,000 options granted to Mr. Van Eeckhout were granted under the 1996 Plan conditional upon approval of the 1996 Plan by the shareholders at the 1997 annual meeting to which this Proxy Statement pertains. The balance of 50,000 options granted to Mr. Van Eeckhout and the 50,000 options granted to Mr. Warren were granted pursuant to the 1991 Plan thereby exhausting all the options authorized under the 1991 Plan.


                                VOTING PROCEDURES

         With regard to the nominated directors, a majority vote of Shareholders is required to elect these individuals as directors. Cumulative voting is not allowed.

         Votes will be tallied manually at the meeting. Formal abstentions will count for purposes of forming a quorum of the Shareholders, but will not count toward a majority vote.

         Your vote is very important to the Company. If you will not be able to attend the Annual Meeting, please take a moment to fill out the enclosed Proxy and mail it to the Company in the enclosed envelope.





                           ACT TELECONFERENCING, INC.
                            STOCK OPTION PLAN OF 1996


         1. PURPOSE. The purpose of this Stock Option Plan of 1996 (the "Plan") is to enhance stockholder investment by attracting, retaining, and motivating directors, officers, key employees, and consultants of ACT Teleconferencing, Inc. (the "Company"), and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in the Company.

         2. ADMINISTRATION.

                  (a) GENERAL. This Plan shall be administered by a Personnel and Compensation Committee made up of two or more directors of the Company (the "Committee") appointed by the Company's Board of Directors (the "Board"). The Committee shall have the power, subject to the limitations contained in this Plan, to fix any terms and conditions for the grant or exercise of any option under this Plan. Unless the entire Board shall constitute the Committee, no director shall serve as a member of the Committee unless such director shall be a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor statute or regulation comprehending the same subject matter. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan or the rights and obligations arising under this Plan or any option granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, shareholders and optionees.

                  (b) INDEMNIFICATION. To the full extent permitted by law, (i) no member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any option granted hereunder and (ii) the members of the Committee and each person to whom the Committee delegates authority under this Plan shall be entitled to indemnification by the Company against and from any loss incurred by such member or person by reason of any such actions and determinations.

         3. SHARES. The shares that may be made subject to options granted under this Plan shall be authorized and unissued shares of Common Stock of the Company, no par value ("Shares," and each individually a "Share"), and they shall not exceed 400,000 Shares in the aggregate, subject to adjustment as provided in paragraph 13, below, except that, if any option lapses or terminates for any reason before such option has been completely exercised, the Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan.

         4. ELIGIBLE PARTICIPANTS. For purposes of this Plan, any person, including an officer or director of the Company, who is employed by the Company or a parent or subsidiary thereof is referred to herein as an "Employee," and any person or entity, including an officer or director of the Company, who provides services (other than as an Employee) to the Company or a parent or subsidiary thereof is referred to herein as a "Non-Employee Service Provider." Options may be granted under this Plan to any Employee. Nonstatutory stock options (as defined in subparagraph 5(a) below) also may be granted to any Non-Employee Service Provider. The Employees and Non-Employee Service Providers to whom options may be granted pursuant to this paragraph 4 are referred to herein as "Eligible Participants."

         5. TERMS AND CONDITIONS OF OPTIONS.

                  (a) GENERAL. Subject to the terms and conditions of this Plan, the Committee may, from time to time during the term of this Plan, grant to such Eligible Participants as the Committee may determine options to purchase such number of Shares of the Company on such terms and conditions as the Committee may determine. In determining the Eligible Participants to whom options shall be granted and the number of Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. Unless the Committee specifically directs otherwise, the date and time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option granted to an Employee is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment thereto) or a nonstatutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and nonstatutory stock options to the same Employee. However, if an incentive stock option and a nonstatutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 7 below) of Shares with respect to which incentive stock options (determined without regard to this sentence) are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as nonstatutory stock options. Notwithstanding the foregoing, no incentive stock option may be granted under this Plan unless this Plan is approved by the shareholders of the Company within twelve months after the effective date of this Plan.

                  (b) PURCHASE PRICE. The purchase price of each Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee, subject, however, to the remainder of this subparagraph 5(b). For nonstatutory stock options, such purchase price shall be no less than 85% of the Fair Market Value of a Share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Share on the date of grant, provided that if such incentive stock option is granted to an Employee who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Shareholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Share on the date of grant.

                  (c) VESTING. Unless an option is terminated as provided hereunder, an optionee may exercise his option for up to, but not in excess of, the amount of shares that have vested according to the applicable option agreement based on the optionee's number of years of continuous service with the Company or a parent or subsidiary from the date on which the option is granted. In the case of an optionee who is an Employee, continuous service shall mean continuous employment; in the case of an optionee who is a Non-Employee Service Provider, continuous service shall mean the continuous provision of services. In applying said limitations, the amount of shares, if any, previously purchased by the optionee under the option shall be counted in determining the amount of shares the optionee can purchase at any time. The Committee shall be free to specify other terms and conditions in its discretion.

                  (d) TERMINATION. Each option granted pursuant to this paragraph 5 shall expire, and all rights to purchase Shares thereunder shall terminate, on the earliest of:

                           (i) ten years after the date such option is granted
                  (or in the case of an incentive stock option granted to a 10% Shareholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

                           (ii) the expiration of the period after the
                  termination of the optionee's employment within which the option is exercisable as specified in paragraph 10(b) or 10(c), whichever is applicable (provided that the Committee may, in any option agreement provided for in paragraph 6 or by Committee action with respect to any outstanding option, extend the periods specified in paragraph 10(b) and 10(c)); or

                           (iii) the date, if any, fixed for termination or
                  cancellation pursuant to paragraphs 11 or 12 below.

         6. OPTION AGREEMENTS. All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, (i) designate whether the options being granted thereunder are nonstatutory stock options or incentive stock options, and (ii) designate the times that the options granted thereunder shall vest.

         7. FAIR MARKET VALUE. For purposes of this Plan, the "Fair Market Value" of a Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing sale price of a Share on the date immediately preceding such date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, on the Nasdaq National Market or any similar system then in use or, if Shares are not included in the Nasdaq National Market or any similar system then in use, the mean between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding the date as of which such Fair Market Value is being determined, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the Nasdaq SmallCap Market or any similar system then in use, provided that if the Shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share as of the date in question. Notwithstanding anything stated in this paragraph 7, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

         8. MANNER OF EXERCISE. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Secretary, of written notice of exercise, specifying the number of Shares with respect to which the option is being exercised. The purchase price of the Shares with respect to which an option is being exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, the holder of an option may simultaneously exercise an option and sell all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price of each Share on the exercise of any option shall be paid in full in cash (including check, bank draft or money order) or, at the discretion of the person exercising the option, by delivery to the Company of unencumbered Shares, by a reduction in the number of Shares delivered upon exercise of the option, or by a combination of cash and such Shares (in each case such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the purchase price being paid through such delivery or reduction of Shares); provided, however, that no person shall be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company. The granting of an option to a person shall give such person no rights as a shareholder except as to Shares issued to such person.

         9. TAX WITHHOLDING. Delivery of Shares upon exercise of any nonstatutory stock option granted under this Plan shall be subject to any required withholding taxes. A person exercising such an option may, as a condition precedent to receiving the Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, provide in any option agreement provided for in paragraph 6 (or provide by Committee action with respect to any outstanding option) that a person exercising an option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the option or through a subsequent return to the Company of Shares delivered to the person exercising the option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).

         10. TRANSFERABILITY AND TERMINATION OF EMPLOYMENT.

                  (a) TRANSFERABILITY. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan. No option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution.

                  (b) TERMINATION OF EMPLOYMENT DURING LIFETIME. During the lifetime of an optionee, an option may be exercised only while the optionee is employed by the Company or by a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

                           (i) an option shall continue to be exercisable for
                  three months after termination of the optionee's employment but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment; and

                           (ii) in the case of an optionee who is disabled (as
                  hereinafter defined) while employed, such optionee or his or her legal representative may exercise the option within one year after termination of such optionee's employment.

                  (c) TERMINATION UPON DEATH. With respect to an optionee whose employment terminates by reason of death, any option held by such optionee at the time of death may be exercised by such optionee's legal representatives, heirs or legatees, but only within one year after the death of such optionee.

                  (d) VESTING UPON DISABILITY OR DEATH. In the event of the disability (as hereinafter defined) or death of an optionee, any option or portion thereof held by such individual or his or her legal representative that was not previously exercisable shall become immediately exercisable in full if the disabled or deceased individual shall have been continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability or death. "Disability" of an optionee shall have the meaning given to such term in Section 22(e)(3) of the Code. "Disabled," with respect to any optionee, shall mean that such optionee has incurred a disability.

                  (e) TRANSFERS AND LEAVES OF ABSENCE. Neither the transfer of employment of a person to whom an option is granted between any combination of the Company and a parent or subsidiary thereof, nor a leave of absence granted to such person and approved by the Committee, shall be deemed a termination of employment for purposes of this Plan. The terms "parent" and "subsidiary" as used in this Plan shall have the meanings ascribed to "parent corporation" and "subsidiary corporation" respectively in Sections 424(e) and (f) of the Code.

                  (f) RIGHT TO TERMINATE EMPLOYMENT. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon any optionee holding an option any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate such optionee's employment at any time.

                  (g) EXPIRATION DATE. In no event shall any option be exercisable at any time after the time it shall have expired in accordance with paragraph 5(d) of this Plan. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

         11. ACQUISITION. In the event that an Acquisition occurs with respect to the Company, the Company shall have the right, but not the obligation, to cancel options outstanding as of the effective date of Acquisition, whether or not such options are then exercisable, in return for payment to the optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the option. In estimating the Spread, appropriate adjustments to give effect to the existence of the options shall be made, such as deeming the options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than fifty percent (50%) of the issued and outstanding shares of Stock of the Company. The Company shall have such a right regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including, but not limited to, taxes payable by the Company before the liquidation can be completed.

         Where the Company does not exercise its right under this paragraph 11, the provisions of paragraph 12 shall govern, to the extent applicable.

         12. DISSOLUTION, LIQUIDATION, MERGER.

                  (a) MERGER OR CONSOLIDATION. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled in such merger or consolidation.

                  (b) OTHER TRANSACTIONS. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger, or consolidation. However, the optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the optionee the rights and benefits of the option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise any unexercised options whether or not then vested, subject to the provisions of this Plan. The Committee shall have absolute and uncontrolled discretion to determine whether the optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the optionee the rights and benefits of the option outstanding hereunder. In any event, any Substitute Option for an incentive stock option shall comply with the requirements of Section 424(a) of the Code. All provisions of this Plan applicable to options shall also apply to Substitute Options.

         13. ADJUSTMENTS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan and, in order to prevent dilution or enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

         14. STOCK APPRECIATION RIGHTS. The Committee may, under such terms and conditions as it deems appropriate, and in its sole discretion, authorize the surrender by an optionee who is not a director of the Company, unless such person is also an Employee of the Company, of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference obtained by subtracting the exercise price of the Shares then subject to exercise under such option from the fair market value of the stock represented by such Shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan and provided, further, that no such right shall be exercisable during the six (6) month period following the grant thereof. Such payment may be made in Shares valued at their fair market value on the date of surrender of such option or in cash, or partly in Shares and partly in cash. Acceptance of such surrender and the manner of payment shall be in the discretion of the Committee.

         15. COMPLIANCE WITH LEGAL REQUIREMENTS.

                  (a) GENERAL. No certificate for Shares distributable under this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, and the Exchange Act.

                  (b) RULE 16b-3. With respect to Section 16 Individuals, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         16. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Colorado and construed accordingly.

         17. AMENDMENT AND DISCONTINUANCE OF PLAN. The Board may at any time amend, suspend or discontinue this Plan; provided, however, that no amendment to this Plan shall, without the consent of the holder of the option, alter or impair any option previously granted under this Plan. To the extent considered necessary to comply with Exchange Act Rule 16b-3 or applicable provisions of the Code, any such amendments to this Plan may be made subject to approval by the shareholders of the Company.

         18. TERM.

                  (a) EFFECTIVE DATE. This Plan shall be effective as of August 16, 1996.

                  (b) TERMINATION. This Plan shall remain in effect until (i) all Shares subject to it are distributed or (ii) this Plan is terminated under paragraph 17 above. No award of an incentive stock option shall be made under this Plan more than ten years after the effective date of this Plan (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.

         19. NO OBLIGATION TO EXERCISE. The granting of an option shall impose no obligation upon the holder thereof to exercise such option.



                                      PROXY

                           ACT Teleconferencing, Inc.
                          Annual Shareholders' Meeting
                                  June 18, 1997

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Ronald J. Bach and Gavin J. Thomson as Proxies, each with power to appoint her or his substitute, and hereby authorizes them, or any of them, to represent and to vote, as designated below, all the shares of common stock, no par value, of ACT Teleconferencing, Inc., held of record by the undersigned as of April 30, 1997, at the Annual Meeting of shareholders to be held on June 18, 1997 or any adjournment thereof.

A.   Election of James F. Seifert as a Class II Director

     [ ] For   [ ] Withhold Authority

B.   Adoption of the ACT Teleconferencing Stock Option Plan of 1996

     [ ] For   [ ] Against    [ ] Abstain

C. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

     [ ] For   [ ] Against    [ ] Abstain

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, this Proxy will be voted FOR each proposal.

Please sign exactly as your name appears on your stock certificate. If shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, or guardian, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                         ----------------------
                                                         Number of Shares Owned

Date Signed: ______________, 1997

                                       ________________________________________
                                       Print Name(s) of Shareholder(s)

                                       ________________________________________
                                       Signature (all joint tenants must sign)

                                       ________________________________________
                                       Signature of Joint Tenant (if applicable)

                                       ________________________________________
                                       Title (if applicable)